================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): APRIL 26, 2004





                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




           DELAWARE                       1-10235                36-3555336
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)




================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On April 26, 2004, IDEX Corporation issued a press release announcing that it has entered into a definitive agreement to acquire Scivex, Inc. A copy of this press release is included below.


         IDEX CORPORATION ENTERS INTO AGREEMENT TO ACQUIRE SCIVEX, INC.

        NORTHBROOK, IL, APRIL 26, 2004 -- IDEX CORPORATION (NYSE: IEX) today announced that it has entered into a definitive agreement to acquire Scivex, Inc., a leading provider of fluidic components and systems for the analytical, biotechnology and diagnostic instrumentation markets. Scivex is a portfolio company of KRG Capital Partners, a middle market private equity firm based in Denver, Colorado. The transaction is subject to certain conditions, including approval under the Hart-Scott-Rodino Antitrust Improvements Act. Terms of the cash transaction were not disclosed.

        Scivex operates Upchurch Scientific in Oak Harbor, Washington, Sapphire Engineering in Pocasset, Massachusetts, and J. L. White in Santa Clara, California, and has annual sales of approximately $31 million. Its primary products include a wide variety of high tech components including fittings, tubing, check valves, pistons, filters as well as dispensing pumps, micro and nano-scale fluidic modules. It is expected that Scivex will be operated as a standalone business in IDEX's Pump Products Group.

        ABOUT IDEX
        IDEX Corporation is the world's leading provider of positive displacement pumps, dispensing equipment for color formulation and other highly engineered products. Its products are sold to a wide range of industries throughout the world. IDEX shares are traded on the New York Stock Exchange and Chicago Stock Exchange under the symbol "IEX."

        FORWARD-LOOKING STATEMENTS
        This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These statements are indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "management believes," "the company believes," "the company intends," and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. For a discussion of such risks and factors that could cause actual results to differ from those contained in the forward-looking statements, please see "Risk Factors" in the company's annual report or Form 10-K for the most recent fiscal year, as well as the company's other filings with the Securities and Exchange Commission. Management undertakes no obligation to publicly update the forward-looking statements contained in this release. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here.


       FOR FURTHER INFORMATION ON IDEX CORPORATION AND ITS BUSINESS UNITS,
               VISIT THE COMPANY'S WEB SITE AT www.idexcorp.com.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                      IDEX CORPORATION


                                      /S/ DOMINIC A. ROMEO
                                      ------------------------------------------
                                      Dominic A. Romeo
                                      Vice President and Chief Financial Officer

April 26, 2004